UBS PACESM Select Advisors Trust

UBS PACE Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and Statement of Additional Information ("SAI"), each dated November 28, 2008

May 11, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Alternative Strategies Investments (the "fund"). Effective May 1, 2009, one of the fund's investment advisors, Goldman Sachs Asset Management, L.P. ("GSAM"), has agreed to a reduced subadvisory fee schedule. Additionally, GSAM recently has made changes to the portfolio management team responsible for the day-to-day management of the portion of the fund that it advises. In particular, Christopher Sullivan, one of the portfolio managers of the GSAM team responsible for the portion of the fund that GSAM advises, no longer serves as a member of the team and Michael Swell assumed responsibilities as one of the primary portfolio managers for the fund. Jonathan Beinner, Thomas Kenny and James Clark continue to serve as portfolio managers for the portion of the fund that GSAM advises.

As a result of these changes, the Prospectuses and the SAI are revised as follows:

All references to "Christopher Sullivan" or "Mr. Sullivan" in the Prospectuses and the SAI are hereby deleted in their entirety.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 134 of the Multi-Class Prospectus and page 134 of the Class P Prospectus is revised by replacing the tenth paragraph of that section in its entirety with the following:

GSAM uses a team approach in its investment management decisions. GSAM's US and Global Fixed Income Team is led by Jonathan Beinner and Thomas Kenny and consists of over 150 professionals in 12 regional teams throughout the world. Along with Messrs. Beinner and Kenny, James Clark and Michael Swell, the primary portfolio managers for the GSAM segment of the fund, are jointly and primarily responsible for the day-to-day management of that segment. Messrs. Clark and Swell have held their fund responsibilities since September 2007 and April 2009, respectively. While GSAM is ultimately responsible for managing its segment of the fund, it is also able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain fund securities.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 134 of the Multi-Class Prospectus and page 134 of the Class P Prospectus is revised by replacing the fourteenth and fifteenth paragraphs

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of that section of the Multi-Class Prospectus and the fourteenth paragraph of that section of the Class P Prospectus in their entirety with the following:

Michael Swell is a senior portfolio manager and Co-Head of the US Fixed Income Group. He joined GSAM in 2007 as a Managing Director and Head of Structured Products and is directly responsible for creating structured product asset management vehicles across the spectrum of fixed income products and managing opportunistic/alternative portfolios. Prior to joining GSAM, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey's Fixed Income Sales & Trading division (2005-2007) and was the Vice President in charge of Federal Home Loan Mortgage Corporation's Securities Sales and Trading Group, Federal Home Loan Mortgage Corporation's in-house mortgage-backed securities broker-dealer (1992-2004).

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 98 of the SAI is revised by replacing the first full paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant"), UBS Global AM (not the fund) pays Analytic Investors a fee on an annual basis of 0.45% of the fund's average daily net assets for the first $200 million, 0.40% of the fund's average daily net assets for the next $200 million and 0.30% of the fund's average daily net assets over $400 million that it manages; Wellington Management a fee on an annual basis of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages; GSAM a fee on an annual basis of 0.68% of the fund's average daily net assets for the first $300 million, 0.64% of the fund's average daily net assets for the next $200 million and 0.60% of the fund's average daily net assets over $500 million that it manages; and First Quadrant a fee on an annual basis of 0.75% of the fund's average daily net assets that it manages. UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors and Wellington Management of $125,092. For fiscal years ended July 31, 2008 and July 31, 2007, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors, Wellington Management and GSAM of $4,621,164 and $1,728,251, respectively. First Quadrant was not yet serving as an investment advisor to the fund, and thus UBS Global AM did not pay or accrue investment advisory fees to First Quadrant during those periods. The accrued aggregate investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Portfolio managers" and sub-headed "Goldman Sachs Asset Management, L.P." beginning on page 203 of the SAI is revised by replacing the first and second full paragraphs and the fourth table relating to Christopher Sullivan following the two paragraphs of that section in their entirety with the following:

Goldman Sachs Asset Management, L.P. ("GSAM") uses a team approach in managing its portion of the fund's portfolio. Jonathan Beinner, Thomas Kenny, James Clark and Michael Swell oversee the team regarding the management of GSAM's segment.

The following table provides information related to other accounts managed by GSAM's portfolio managers responsible for the day-to-day management of a portion of the fund, as of June 30, 2008* with respect to Messrs. Beinner, Kenny and Clark, and as of December 31, 2008 with respect to Mr. Swell:

Michael Swell:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed**	12	12	232
Number of Accounts Managed With Performance-Based Advisory Fees	0	6	5
Assets Managed (in millions)	$5,379	$6,693	$42,582
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$2,407	$2,772

*  GSAM calculates other accounts managed on a quarterly basis only.

**  Includes accounts which participate in the sector managed by GSAM's portfolio managers.

The section captioned "Portfolio managers" and sub-headed "Goldman Sachs Asset Management, L.P." beginning on page 203 of the SAI is revised by replacing the last full paragraph of that section in its entirety with the following:

Ownership of the fund. As of December 31, 2008, none of the portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.